Exhibit 99.2

Soho House & Co Inc. Announcement on offer from a third-party consortium to acquire the Company

December 19, 2024

LONDON--(BUSINESS WIRE)--Soho House & Co Inc. (NYSE: SHCO)

Earlier this week, the Board of Directors of Soho House & Co Inc. (the “Company”) received an offer from a new third-party consortium to acquire the Company for $9.00 per share, representing a premium of 83% to the closing price as of Wednesday, December 18, 2024. The offer is conditioned on certain significant shareholders, including amongst others the Company’s Executive Chairman, Ron Burkle, and The Yucaipa Companies and its affiliates (“Yucaipa”), rolling over their equity interests in the Company as part of the transaction.

The offer, which is supported by Ron Burkle and Yucaipa, was the result of a thorough strategic review undertaken by Yucaipa and its financial advisors to enhance shareholder value, as Yucaipa believes the inherent value of the Company is not reflected in its current share price.

As a result of the offer and the fact that it is conditioned on certain significant shareholders rolling over their equity interests in the Company, the Board of Directors has formed an independent Special Committee of the Board (the “Special Committee”) to evaluate the offer. No assurances can be given that the Special Committee’s assessment will result in any change in strategy, or if a transaction is undertaken. The Company does not expect to make further public comment regarding these matters unless and until a specific transaction or alternative has been approved or the Company otherwise concludes its reviews.

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Forward Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding our expected financial performance and operational performance for the remainder of fiscal 2024, as well as statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “forecast,” “estimate,” “may,” “should,” “anticipate” and similar statements of a future or forward-looking nature. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including important factors discussed under the caption “Risk Factors” in our annual report on form 10-K for the fiscal year ended December 31, 2023 and as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. In addition, we operate in rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements that we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this release are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. In addition, the forward-looking statements made in this release relate only to events or information as of the date on which the statements are made in this release. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Contacts:

Investor Relations

ir@sohohouseco.com

Media and Press

press@sohohouseco.com

About Soho House & Co:

Soho House & Co (SHCO) is a global membership platform of physical and digital spaces that connects a vibrant, diverse and global group of members. These members use the Soho House & Co platform to work, socialize, connect, create and flourish all over the world. We began with the opening of the first Soho House in 1995 and remain the only company to have scaled a private membership network with a global presence. Members around the world engage with Soho House & Co through our global collection of 45 Soho Houses, 8 Soho Works, Scorpios Beach Club in Mykonos and Bodrum, Soho Home – our interiors and lifestyle retail brand – and our digital channels. The Ned in London, New York and Doha, The LINE and Saguaro hotels in North America also form part of Soho House & Co's wider portfolio.

For more information, please visit www.sohohouseco.com

Source: Soho House & Co (SHCO)